Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

FOURTH AMENDMENT

TO

EXCLUSIVE LICENSE AGREEMENT

This FOURTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this "Amendment") is made and entered into as of September 1, 2021 (“Fourth Amendment Effective Date”) by and between Belite Bio, Inc ("Company") and The Trustees of Columbia University in the City of New York ("Columbia").

W I T N E S S E T H:

WHEREAS, Columbia and LIN BIOSCIENCE, INC. are parties to that certain Exclusive License Agreement dated September 13, 2016, and amended on August 15, 2017, March 28, 2019 and October 24, 2019 (collectively, the “License Agreement”);

WHEREAS, LIN BIOSCIENCE, INC. and LIN BIOSCIENCE INTERNATIONAL LTD. entered an agreement dated June 30, 2018 to assign the License Agreement to LIN BIOSCIENCE INTERNATIONAL LTD. (the “First Assignment”);

WHEREAS, LIN BIOSCIENCE INTERNATIONAL LTD. and Company (formerly known as Lin BioScience Co., Ltd.) entered an agreement dated July 1, 2018 to assign the License Agreement to Company (the “Second Assignment”);

WHEREAS, Columbia provided its consent to the First Assignment and the Second Assignment dated May 3, 2018;

WHEREAS, Company and Columbia are parties to the License Agreement as amended (collectively, the “Agreement”). Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement; and

WHEREAS, Company and Columbia wish to amend the Agreement in certain respects;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto hereby agree as follows:

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1.	Section 6 of the Agreement (Diligence) is deleted in its entirety and replaced with the following:

6. Diligence.

a.	Company shall use its commercially reasonable efforts to research, discover, develop and market a Products for commercial sale and distribution in the Field and throughout the Territory, and to such end, such efforts will include the following:

(i)	Investigational New Drug Application (IND)

•	File IND [***] of receiving final study report on GLP toxicity studies (Company as Sponsor)

(ii)	Phase I Clinical Trials

•	MAD Phase I trial (normal volunteers) completed [***]

•	Complete Phase Ib trial in Stargardt Disease patients [***] (may be combined with Phase II for Stargardt Disease)

(iii)	Phase II/III Clinical Trials

•	Start Phase II in Stargardt Disease [***]

•	Start Phase III in Stargardt Disease [***]

•	Start Phase II or Phase III clinical trial in Dry AMD [***]

(iv)	Regulatory Approval

•	Obtain Regulatory Approval in Stargardt Disease [***]

•	Obtain Regulatory Approval in Dry AMD [***]

2.	Company and Columbia acknowledge that Columbia’s employee Dr. Kostantin Petrukhin and Company’s employee(s) Yu-Hsin Tom Lin and Cheng-Chi Irene Wang are inventors on certain patent applications filed by Company, and that such Patents are jointly-owned by Company and Columbia (the “Joint Patent(s)”). Company and Columbia agree that Company will continue to prepare, file and maintain such patent applications and/or patents for the Joint Patents at Company’s sole expense, in consultation with Columbia using counsel reasonably acceptable to Columbia. The following shall be inserted at the end of Section 11(a) (Patent Prosecution and Maintenance; Litigation):

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“For any Patents jointly-owned by Columbia and Company (“Joint Patent(s)”) filed by or on behalf of Company, Company shall instruct its patent counsel (1) to copy Columbia on all correspondence related to such Patents (including but not limited to copies of each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue or reexamination of any patent or patent application) and (2) as requested by Columbia, to provide an update as to the current status of such Patents.

Company shall not abandon any Joint Patents without giving Columbia sixty (60) days’ written notice. Upon receiving such notice, Columbia shall have the right in its sole discretion to remove such Joint Patents from the Patents exclusively licensed to the Company under this Agreement and to assume complete control of all further patent prosecution in that country at Columbia’s sole expense, and Company will have, to the fullest extent permitted by applicable law and contract, no further right, title, or interest in that particular patent application or any patent issuing in the applicable country(ies), and will not be entitled to commercialize said Joint Patent(s). Company shall at the request of Columbia freely execute any documents necessary to vest the maximum legally-permissible ownership or control of the applicable patent application(s) or patent(s) in Columbia (e.g., by assignment or exclusive license).”

3.	The parties wish to add the Joint Patents to the exclusive license to Patents granted by Columbia to Company under the Agreement. The following Patents shall be added to Exhibit A:

Invention Report No.	Application / Patent No.	Filing Date	Country
[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

4.	Except as expressly set forth in this Fourth Amendment, the Agreement shall remain in full force and effect. If there is any inconsistency or conflict between this Fourth Amendment and the Agreement, the provisions of this Amendment shall govern and control. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Fourth Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to the License Agreement to be executed as of the date first above written.

THE TRUSTEES OF COLUMBIA
UNIVERSITY IN THE CITY OF NEW YORK

By:	/s/ Scot G. Hamilton
Name: Scot G. Hamilton
Title: AVP for CTV at Columbia University

TTS #58759 (Original Agt #49055)

BELITE BIO, INC

By:	/s/ Tom Lin
Name: Tom Lin
Title: Director

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